                                                                    EXHIBIT 24

STATE OF MISSOURI

COUNTY OF ST. LOUIS


                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that I, William M. Hoffman, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Richard P. Magurno my true and lawful attorney-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for TRANS WORLD AIRLINES, INC. in connection with the registration of 3,869,000 shares of the Company's 8% Cumulative Convertible Exchangeable Preferred Stock ("Preferred Stock"), along with the $193,450,000 principal amount of the Company's 8% Convertible Subordinated Debentures due 2006 (the "Debentures") issuable upon exchange of the Preferred Stock and the 9,544,923 shares of the Company's Common Stock issuable upon conversion of the Preferred Stock or the Debentures, subject to adjustment under certain circumstances, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement (including any post-effective amendments), incorporating such changes as any of the said attorney-in-fact deems appropriate, in the matter of the proposed shelf registration by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal this 24th day of May, 1996.

                                                /s/ William M. Hoffman
                                                ----------------------
                                                William M. Hoffman


                                ACKNOWLEDGEMENT

        BEFORE me this 24th day of May, 1996, came WILLIAM M. HOFFMAN, personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his true act and deed.

                                           /s/ Barbara A. Creely
                                           ---------------------
                                           NOTARY PUBLIC

                                           State of Missouri

                                           My Commission Expires:

                                           Barbara A. Creely, Notary Public
                                           St. Louis County, State of Missouri
                                           My Commission Expires 6/30/97

                                           NOTARY SEAL

STATE OF MISSOURI

COUNTY OF ST. LOUIS


                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that I, Thomas F. Meagher, Chairman of the Board of Directors of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Richard P. Magurno my true and lawful attorney-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for TRANS WORLD AIRLINES, INC. in connection with the registration of 3,869,000 shares of the Company's 8% Cumulative Convertible Exchangeable Preferred Stock ("Preferred Stock"), along with the $193,450,000 principal amount of the Company's 8% Convertible Subordinated Debentures due 2006 (the "Debentures") issuable upon exchange of the Preferred Stock and the 9,544,923 shares of the Company's Common Stock issuable upon conversion of the Preferred Stock or the Debentures, subject to adjustment under certain circumstances, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement (including any post-effective amendments), incorporating such changes as any of the said attorney-in-fact deems appropriate, in the matter of the proposed shelf registration by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal this 23rd day of May, 1996.

                                                /s/ Thomas F. Meagher
                                                ----------------------
                                                Thomas F. Meagher


                                ACKNOWLEDGEMENT

        BEFORE me this 23rd day of May, 1996, came THOMAS F. MEAGHER, personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his true act and deed.

                                           /s/ Barbara A. Creely
                                           ---------------------
                                           NOTARY PUBLIC

                                           State of Missouri

                                           My Commission Expires:

                                           Barbara A. Creely, Notary Public
                                           St. Louis County, State of Missouri
                                           My Commission Expires 6/30/97

                                           NOTARY SEAL

STATE OF MISSOURI

COUNTY OF ST. LOUIS


                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that I, John W. Bachmann, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Richard P. Magurno my true and lawful attorney-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for TRANS WORLD AIRLINES, INC. in connection with the registration of 3,869,000 shares of the Company's 8% Cumulative Convertible Exchangeable Preferred Stock ("Preferred Stock"), along with the $193,450,000 principal amount of the Company's 8% Convertible Subordinated Debentures due 2006 (the "Debentures") issuable upon exchange of the Preferred Stock and the 9,544,923 shares of the Company's Common Stock issuable upon conversion of the Preferred Stock or the Debentures, subject to adjustment under certain circumstances, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement (including any post-effective amendments), incorporating such changes as any of the said attorney-in-fact deems appropriate, in the matter of the proposed shelf registration by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal this 23rd day of May, 1996.

                                                /s/ John W. Bachmann
                                                ----------------------
                                                John W. Bachmann


                                ACKNOWLEDGEMENT

        BEFORE me this 23rd day of May, 1996, came JOHN W. BACHMANN, personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his true act and deed.

                                           /s/ Barbara A. Creely
                                           ---------------------
                                           NOTARY PUBLIC

                                           State of Missouri

                                           My Commission Expires:

                                           Barbara A. Creely, Notary Public
                                           St. Louis County, State of Missouri
                                           My Commission Expires 6/30/97

                                           NOTARY SEAL

STATE OF MISSOURI

COUNTY OF ST. LOUIS


                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that I, William F. Compton, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Richard P. Magurno my true and lawful attorney-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for TRANS WORLD AIRLINES, INC. in connection with the registration of 3,869,000 shares of the Company's 8% Cumulative Convertible Exchangeable Preferred Stock ("Preferred Stock"), along with the $193,450,000 principal amount of the Company's 8% Convertible Subordinated Debentures due 2006 (the "Debentures") issuable upon exchange of the Preferred Stock and the 9,544,923 shares of the Company's Common Stock issuable upon conversion of the Preferred Stock or the Debentures, subject to adjustment under certain circumstances, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement (including any post-effective amendments), incorporating such changes as any of the said attorney-in-fact deems appropriate, in the matter of the proposed shelf registration by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal this 28th day of May, 1996.

                                                /s/ William F. Compton
                                                ---------------------------
                                                William F. Compton


                                ACKNOWLEDGEMENT

        BEFORE me this 28th day of May, 1996, came WILLIAM F. COMPTON, personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his true act and deed.

                                           /s/ Barbara A. Creely
                                           ---------------------
                                           NOTARY PUBLIC

                                           State of Missouri

                                           My Commission Expires:

                                           Barbara A. Creely, Notary Public
                                           St. Louis County, State of Missouri
                                           My Commission Expires 6/30/97

                                           NOTARY SEAL

STATE OF MISSOURI

COUNTY OF ST. LOUIS


                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that I, Gerald L. Gitner, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Richard P. Magurno my true and lawful attorney-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for TRANS WORLD AIRLINES, INC. in connection with the registration of 3,869,000 shares of the Company's 8% Cumulative Convertible Exchangeable Preferred Stock ("Preferred Stock"), along with the $193,450,000 principal amount of the Company's 8% Convertible Subordinated Debentures due 2006 (the "Debentures") issuable upon exchange of the Preferred Stock and the 9,544,923 shares of the Company's Common Stock issuable upon conversion of the Preferred Stock or the Debentures, subject to adjustment under certain circumstances, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement (including any post-effective amendments), incorporating such changes as any of the said attorney-in-fact deems appropriate, in the matter of the proposed shelf registration by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal this 24th day of May, 1996.

                                                /s/ Gerald L. Gitner
                                                ----------------------
                                                Gerald L. Gitner


                                ACKNOWLEDGEMENT

        BEFORE me this 24th day of May, 1996, came GERALD L. GITNER, personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his true act and deed.

                                           /s/ Barbara A. Creely
                                           ---------------------
                                           NOTARY PUBLIC

                                           State of Missouri

                                           My Commission Expires:

                                           Barbara A. Creely, Notary Public
                                           St. Louis County, State of Missouri
                                           My Commission Expires 6/30/97

                                           NOTARY SEAL

STATE OF MISSOURI

COUNTY OF ST. LOUIS


                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that I, William W. Winpisinger, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Richard P. Magurno my true and lawful attorney-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for TRANS WORLD AIRLINES, INC. in connection with the registration of 3,869,000 shares of the Company's 8% Cumulative Convertible Exchangeable Preferred Stock ("Preferred Stock"), along with the $193,450,000 principal amount of the Company's 8% Convertible Subordinated Debentures due 2006 (the "Debentures") issuable upon exchange of the Preferred Stock and the 9,544,923 shares of the Company's Common Stock issuable upon conversion of the Preferred Stock or the Debentures, subject to adjustment under certain circumstances, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement (including any post-effective amendments), incorporating such changes as any of the said attorney-in-fact deems appropriate, in the matter of the proposed shelf registration by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal this 28th day of May, 1996.

                                                /s/ William W. Winpisinger
                                                ----------------------------
                                                William W. Winpisinger


                                ACKNOWLEDGEMENT

        BEFORE me this 28th day of May, 1996, came WILLIAM W. WINPISINGER, personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his true act and deed.

                                           /s/ Barbara A. Creely
                                           ---------------------
                                           NOTARY PUBLIC

                                           State of Missouri

                                           My Commission Expires:

                                           Barbara A. Creely, Notary Public
                                           St. Louis County, State of Missouri
                                           My Commission Expires 6/30/97

                                           NOTARY SEAL

STATE OF MISSOURI

COUNTY OF ST. LOUIS


                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that I, James A. Lawrence, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Richard P. Magurno my true and lawful attorney-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for TRANS WORLD AIRLINES, INC. in connection with the registration of 3,869,000 shares of the Company's 8% Cumulative Convertible Exchangeable Preferred Stock ("Preferred Stock"), along with the $193,450,000 principal amount of the Company's 8% Convertible Subordinated Debentures due 2006 (the "Debentures") issuable upon exchange of the Preferred Stock and the 9,544,923 shares of the Company's Common Stock issuable upon conversion of the Preferred Stock or the Debentures, subject to adjustment under certain circumstances, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement (including any post-effective amendments), incorporating such changes as any of the said attorney-in-fact deems appropriate, in the matter of the proposed shelf registration by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal this 28th day of May, 1996.

                                                /s/ James A. Lawrence
                                                ----------------------
                                                James A. Lawrence


                                ACKNOWLEDGEMENT

        BEFORE me this 28th day of May, 1996, came JAMES A. LAWRENCE, personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his true act and deed.

                                           /s/ Barbara A. Creely
                                           ---------------------
                                           NOTARY PUBLIC

                                           State of Missouri

                                           My Commission Expires:

                                           Barbara A. Creely, Notary Public
                                           St. Louis County, State of Missouri
                                           My Commission Expires 6/30/97

                                           NOTARY SEAL

STATE OF MISSOURI

COUNTY OF ST. LOUIS


                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that I, G. Joseph Reddington, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Richard P. Magurno my true and lawful attorney-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for TRANS WORLD AIRLINES, INC. in connection with the registration of 3,869,000 shares of the Company's 8% Cumulative Convertible Exchangeable Preferred Stock ("Preferred Stock"), along with the $193,450,000 principal amount of the Company's 8% Convertible Subordinated Debentures due 2006 (the "Debentures") issuable upon exchange of the Preferred Stock and the 9,544,923 shares of the Company's Common Stock issuable upon conversion of the Preferred Stock or the Debentures, subject to adjustment under certain circumstances, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement (including any post-effective amendments), incorporating such changes as any of the said attorney-in-fact deems appropriate, in the matter of the proposed shelf registration by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal this 28th day of May, 1996.

                                                /s/ G. Joseph Reddington
                                                ------------------------
                                                G. Joseph Reddington


                                ACKNOWLEDGEMENT

        BEFORE me this 28th day of May, 1996, came G. JOSEPH REDDINGTON, personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his true act and deed.

                                           /s/ Barbara A. Creely
                                           ---------------------
                                           NOTARY PUBLIC

                                           State of Missouri

                                           My Commission Expires:

                                           Barbara A. Creely, Notary Public
                                           St. Louis County, State of Missouri
                                           My Commission Expires 6/30/97

                                           NOTARY SEAL

STATE OF MISSOURI

COUNTY OF ST. LOUIS


                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that I, John W. Bachmann, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Richard P. Magurno my true and lawful attorney-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for TRANS WORLD AIRLINES, INC. in connection with the registration of 3,869,000 shares of the Company's 8% Cumulative Convertible Exchangeable Preferred Stock ("Preferred Stock"), along with the $193,450,000 principal amount of the Company's 8% Convertible Subordinated Debentures due 2006 (the "Debentures") issuable upon exchange of the Preferred Stock and the 9,544,923 shares of the Company's Common Stock issuable upon conversion of the Preferred Stock or the Debentures, subject to adjustment under certain circumstances, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement (including any post-effective amendments), incorporating such changes as any of the said attorney-in-fact deems appropriate, in the matter of the proposed shelf registration by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal this 23rd day of May, 1996.

                                                /s/ John W. Bachmann
                                                ----------------------
                                                John W. Bachmann


                                ACKNOWLEDGEMENT

        BEFORE me this 23rd day of May, 1996, came JOHN W. BACHMANN, personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his true act and deed.

                                           /s/ Barbara A. Creely
                                           ---------------------
                                           NOTARY PUBLIC

                                           State of Missouri

                                           My Commission Expires:

                                           Barbara A. Creely, Notary Public
                                           St. Louis County, State of Missouri
                                           My Commission Expires 6/30/97

                                           NOTARY SEAL

STATE OF MISSOURI

COUNTY OF ST. LOUIS


                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that I, Eugene P. Conese, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Richard P. Magurno my true and lawful attorney-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for TRANS WORLD AIRLINES, INC. in connection with the registration of 3,869,000 shares of the Company's 8% Cumulative Convertible Exchangeable Preferred Stock ("Preferred Stock"), along with the $193,450,000 principal amount of the Company's 8% Convertible Subordinated Debentures due 2006 (the "Debentures") issuable upon exchange of the Preferred Stock and the 9,544,923 shares of the Company's Common Stock issuable upon conversion of the Preferred Stock or the Debentures, subject to adjustment under certain circumstances, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement (including any post-effective amendments), incorporating such changes as any of the said attorney-in-fact deems appropriate, in the matter of the proposed shelf registration by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal this 24th day of May, 1996.

                                                /s/ Eugene P. Conese
                                                ----------------------
                                                Eugene P. Conese


                                ACKNOWLEDGEMENT

        BEFORE me this 24th day of May, 1996, came EUGENE P. CONESE, personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his true act and deed.

                                           /s/ Barbara A. Creely
                                           ---------------------
                                           NOTARY PUBLIC

                                           State of Missouri

                                           My Commission Expires:

                                           Barbara A. Creely, Notary Public
                                           St. Louis County, State of Missouri
                                           My Commission Expires 6/30/97

                                           NOTARY SEAL

STATE OF MISSOURI

COUNTY OF ST. LOUIS


                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that I, Lawrence K. Roos, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Richard P. Magurno my true and lawful attorney-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for TRANS WORLD AIRLINES, INC. in connection with the registration of 3,869,000 shares of the Company's 8% Cumulative Convertible Exchangeable Preferred Stock ("Preferred Stock"), along with the $193,450,000 principal amount of the Company's 8% Convertible Subordinated Debentures due 2006 (the "Debentures") issuable upon exchange of the Preferred Stock and the 9,544,923 shares of the Company's Common Stock issuable upon conversion of the Preferred Stock or the Debentures, subject to adjustment under certain circumstances, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement (including any post-effective amendments), incorporating such changes as any of the said attorney-in-fact deems appropriate, in the matter of the proposed shelf registration by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal this 24th day of May, 1996.

                                                /s/ Lawrence K. Roos
                                                ----------------------
                                                Lawrence K. Roos


                                ACKNOWLEDGEMENT

        BEFORE me this 24th day of May, 1996, came LAWRENCE K. ROOS, personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his true act and deed.

                                           /s/ Barbara A. Creely
                                           ---------------------
                                           NOTARY PUBLIC

                                           State of Missouri

                                           My Commission Expires:

                                           Barbara A. Creely, Notary Public
                                           St. Louis County, State of Missouri
                                           My Commission Expires 6/30/97

                                           NOTARY SEAL

STATE OF MISSOURI

COUNTY OF ST. LOUIS


                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that I, Jewel LaFontant-Mankarious, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Richard P. Magurno my true and lawful attorney-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for TRANS WORLD AIRLINES, INC. in connection with the registration of 3,869,000 shares of the Company's 8% Cumulative Convertible Exchangeable Preferred Stock ("Preferred Stock"), along with the $193,450,000 principal amount of the Company's 8% Convertible Subordinated Debentures due 2006 (the "Debentures") issuable upon exchange of the Preferred Stock and the 9,544,923 shares of the Company's Common Stock issuable upon conversion of the Preferred Stock or the Debentures, subject to adjustment under certain circumstances, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement (including any post-effective amendments), incorporating such changes as any of the said attorney-in-fact deems appropriate, in the matter of the proposed shelf registration by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal this 23rd day of May, 1996.

                                                /s/ Jewel LaFontant-Mankarious
                                                ------------------------------
                                                Jewel LaFontant-Mankarious


                                ACKNOWLEDGEMENT

        BEFORE me this 23rd day of May, 1996, came JEWEL LAFONTANT-MANKARIOUS, personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his true act and deed.

                                           /s/ Barbara A. Creely
                                           ---------------------
                                           NOTARY PUBLIC

                                           State of Missouri

                                           My Commission Expires:

                                           Barbara A. Creely, Notary Public
                                           St. Louis County, State of Missouri
                                           My Commission Expires 6/30/97

                                           NOTARY SEAL

STATE OF NEW YORK

COUNTY OF NEW YORK


                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that I, Myron Kaplan, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Richard P. Magurno my true and lawful attorney-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for TRANS WORLD AIRLINES, INC. in connection with the registration of 3,869,000 shares of the Company's 8% Cumulative Convertible Exchangeable Preferred Stock ("Preferred Stock"), along with the $193,450,000 principal amount of the Company's 8% Convertible Subordinated Debentures due 2006 (the "Debentures") issuable upon exchange of the Preferred Stock and the 9,544,923 shares of the Company's Common Stock issuable upon conversion of the Preferred Stock or the Debentures, subject to adjustment under certain circumstances, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement (including any post-effective amendments), incorporating such changes as any of the said attorney-in-fact deems appropriate, in the matter of the proposed shelf registration by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal this 23rd day of May, 1996.

                                                /s/ Myron Kaplan
                                                ----------------------
                                                Myron Kaplan


                                ACKNOWLEDGEMENT

        BEFORE me this 23rd day of May, 1996, came MYRON KAPLAN, personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his true act and deed.

                                           /s/ Grace Emilio
                                           ---------------------
                                           NOTARY PUBLIC

                                           State of New York

                                           My Commission Expires:

                                           August 18, 1996

                                           Grace Emilio
                                           Notary Public, State of New York
                                           No. 43-4869024
                                           Qualified in Richmond County
                                           Commission Expires August 18, 1996

                                           NOTARY SEAL